Consolidated Statements of Comprehensive Income - CAD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Consolidated Statements of Comprehensive Income
Revenues	$ 17,775,029	$ 4,813,978
Cost of sales and services [note 22]	7,472,361	3,515,886
Gross profit	10,302,668	1,298,092
Expenses
Selling, general and administrative [note 22]	12,334,553	6,188,898
Research and development, net [note 9]	(731,077)	851,512
Impairment of plasma atomization system and related inventory		2,367,531
Total Expenses	11,603,476	9,407,941
Net loss from operations	(1,300,808)	(8,109,849)
Changes in fair value of strategic investments [note 10]	44,626,698	176,237
Finance costs, net [note 23]	(524,074)	(1,237,504)
Net earnings (loss) before income taxes	42,801,816	(9,171,116)
Income taxes [note 29]	1,033,412
Net earnings (loss) and comprehensive income (loss)	$ 41,768,404	$ (9,171,116)
Earnings (loss) per share [note 24]
Basic (In dollars per share)	$ 0.28	$ (0.07)
Diluted (in dollars per share)	$ 0.27	$ (0.07)